EXHIBIT 3.(i)



NOV 22, '91 12:38 C T CORPORATION                      STATE OF DELAWARE
                                                      SECRETARY OF STATE
                                                   DIVISION OF CORPORATIONS
                                                   FILED 02:00 PM 11/22/1991
                                                   731326013 - 2279834






                          CERTIFICATE OF INCORPORATION
                                       OF
                               K Med Centers, Inc.
                                    --oo0oo--

                  1.  The name of the corporation is K Med Centers, Inc.

                  2. The address of its registered office in the State of Delaware is Corporate Trust Center No. 1209 Orange Street, in the city of Wilmington, County of New Castle. The name of its registered agent at such address is THE CORPORATION TRUST COMPANY.

                  3. The nature of the business or purposes to be conducted or promoted is:

                  To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                  4. The total number of shares of stock which the corporation shall have authority to issue is Forty Million (40,000,000) of which stock Twenty Million (20,000,000) shares of the par value of Ten Cents ($.10) each, amounting in the aggregate to Two Million Dollars ($2,000,000.00) shall be common stock and of which Twenty Million (20,000,000) shares of the par value of Ten Cents ($.10) each, amounting in the aggregate to Two Million Dollars ($2,000,000.00) shall be preferred stock.

                  The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are as follows:

                  The preferences of the Preferred Shares shall be fixed by the Board of Directors.

                  The corporation shall reserve the right to increase or decrease the amount of the authorized stock of any class or classes of stock by the affirmative vote of the holders of a majority of the stock entitled to vote.

                  5A. The name and mailing address of each incorporator is as follows:

NOV 22, '91 12:38 C T CORPORATION


           NAME                             MAILING ADDRESS
           ----                             ---------------
         V.A. Brookens                      Corporation Trust Center
                                            1209 Orange Street
                                            Wilmington, Delaware 19801

         M.C. Kinnamon                      Corporation Trust Center
                                            1209 Orange Street
                                            Wilmington, Delaware 19801

         T.L. Ford                          Corporation Trust Center
                                            1209 Orange Street
                                            Wilmington, Delaware 19801

                  5B. The name and mailing address of each person, who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

           NAME                             MAILING ADDRESS
           ----                             ---------------
         Sarkis J. Kechejian                421 East Airport Freeway
                                            Irving, Texas 75062

                  6. The corporation is to have perpetual existence.

                  7. In furtherance and not in limitation of the powers conferred by statute, the Board of directors is expressly authorized:

                  To make, alter or repeal the By-Laws of the corporation.

                  8. Elections of directors need not be by written ballot unless the By-Laws of the corporation shall so provide.

                  Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the corporation.

                  9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  10. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

NOV 22, '91 12:38 C T CORPORATION



                  WE THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 22nd day of November, 1991.

                                    /s/ V. A. Brookens
                                    --------------------------------------------
                                    V.A. Brookens


                                    /s/ M. C. KINNAMON
                                    --------------------------------------------
                                    M.C. Kinnamon

                                    /s/ T .L. Ford
                                    --------------------------------------------
                                    T. L. Ford






























 [Seal of the State of Delaware Office of Secretary of State, stamped 91NOV25]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

                                      *****


     K Med Center, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of K Med Centers, Inc. be amended by changing the first Article thereof so that, as amended, said Article shall be and read as follows:

     1. The name of the corporation is Cabre Corp

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF; said K Med Centers, Inc. has caused this certificate to be signed by Gary W. Havener, its President and attested by Gary L. Skaggs, its Secretary this 7 day of May, 1992.

                                              K Med Centers, Inc.

                                              By:     /s/Gary W. Havener
                                                 -------------------------------
                                                      Gary W. Havener, President

ATTEST:

By: /s/ Gary L. Skaggs
    ----------------------------
    Gary L. Skaggs, Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                     * * * *

     Cabre Corp, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of Cabre Corp be amended by changing the fourth Article thereof so that, as amended, said Article shall be and read as follows:

     4. The total number of shares of stock which the corporation shall have authority to issue is Sixty Million (60,000,000) of which stock Forty Million (40,000,000) shares of the par value of Ten Cents ($.10) each, amounting in the aggregate to Four Million Dollars ($4,000,000,00) shall be common stock and of which Twenty Million (20,000,000) shares of the par value of Ten Cents ($.10) each, amounting in the aggregate to Two Million Dollars ($2,000,000.00) shall be preferred stock. .

     The  designations   and  the  powers,.   preferences  and  rights  and  the
qualifications, limitations or restrictions thereof are as follows:

     The preferences of the Preferred Shares shall be fixed by the Board of Directors.

     The corporation shall reserve the right to increase or decrease the amount of the authorized stock of any class or classes of stock by the affirmative vote of the holders of a majority of the stock entitled to vote.








CERTIFICATE OF AMENDMENT
CABRE CORPORATION
PAGE 1

CABCERAM.DOC

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Cabre Corp has caused this certificate to be signed by Gary W. Havener, its President and attested by Gary Skaggs, its Secretary this 21 day of August, 1992.

                                           Cabre Corp



                                           By:  /s/ Gary W. Havener
                                              ----------------------------------
                                              Gary W. Havener , President

ATTEST:



By:   /s/ Gary L. Skaggs
   -----------------------------------
   Gary L. Skaggs Secretary

















CERTIFICATE OF .AMENDMENT
CABRE CORPORATION
PAGE 2

CABCERAM.DOC


 [Seal of the State of Delaware Office of Secretary of State, dated
  Twenty-Eighth day of August, A.D. 1992 at 11:30 O'Clock A.M.]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                     * * * *
     Cabre Corp, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation by the unanimous written consent of its members filed with the minutes of the Board, adopted a resolution proposing end declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of Cabre Corp be amended by changing the fourth Article thereof so that, as amended, said Article shall be and read as follows:

     4. The total number of shares of stock which the corporation shall have authority to issue is Eight Million (8,000,000) of which stock Six Million (6,000,000) shares of the par value of Two Dollars ($2.00) each, amounting to the Twelve Million Dollars ($12,000,000) shall be common stock and of which Two Million (2,000,000) shares of the par value of Two Dollars ($2.00) each, amounting in the aggregate to Four Million Dollars ($4,000,000) shall be Preferred stock.

     The   designations   and  the  powers,   preferences  and  rights  and  the
qualifications, limitations or restrictions of the preferred stock shall be as fixed by the Board of Directors

     The corporation shall reserve the right to increase or decrease the amount of the authorized stock of any class or classes of stock by the affirmative vote of the holders of it majority of the stock entitled to vote.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statue were voted in favor of the amendment.

     THIRD: That the aforesaid amendment was duly adopted is accordance with the applicable provisions of Section 242 of the General Corporation Law of the State Of Delaware.

     IN WITNESS WHEREOF, said Cabre Corp has caused this certificate to be signed by Gary W. Havener, its President and attested by Gary L. Skaggs, its Secretary this 15th day of June, 1994.

                                                  Cabre Corp

                                                  By: /s/Gary W. Havener
                                                       -------------------------
                                                       Gary W. Havener President
ATTEST:

By: /s/Gary L. Skaggs
    ------------------------          [Seal of the State of Delaware Office of
    Gary L. Skaggs Secretary          Secretary of State, dated Twenty-First day
                                      of June, A.D. 1994 at 3:00 O'Clock P.M.]

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION


     Cabre Corp, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of Cabre Corp be amended by changing the first Article thereof so that, as amended, said Article shall be and read as follows:

     1. The name of the corporation is Antenna Products, Inc.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Cabre Corp has caused this certificate to be signed by Gary W. Havener, its President and attested by Clark D. Wraight its Secretary this 8 day of January, 1998.


                                                  Cabre Corp

                                                  By: /s/Gary W. Havener
                                                      -------------------------
                                                      Gary W. Havener President

ATTEST:

By:  /s/ Clark D. Wraight
   ---------------------------------
      Clark D. Wraight, Secretary




CERTIFICATE OF AMENDMENT
CABRE CORPORATION
PAGE PAGE 1
CABCERAM.DOC                          [Seal of the State of Delaware Office of
                                      Secretary of State, dated Thirtieth day
                                      of January, A.D. 1998 at 9 O'Clock A.M.]

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION


     Antenna Products, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of Antenna Products, Inc. be amended by changing the fourth Article thereof so that, as amended, said Article shall be and read as follows:

     4. The total number of shares of stock which the corporation shall have authority to issue is Eight Million (8,000,000) of which stock Six Million (6,000,000) shares of the par value of One cent ($0.01) each, amounting in the aggregate to Sixty Thousand Dollars ($60,000) shall be common stock and of which Two Million (2,000,000) shares of the par value of One Dollar ($1.00) each, amounting in the aggregate to Two Million Dollars ($2,000,000) shall be preferred stock.

              The designations and the powers, preferences and rights and the qualifications, limitations or restrictions of the preferred stock shall be as fixed by the Board of Directors.

              The corporation reserves the right to increase or decrease the amount of the authorized stock of any class or classes of stock by the affirmative vote of the holders of a majority of the stock entitled to vote.













CERTIFICATE OF AMENDMENT
ANTENNA PRODUCTS, INC.
PAGE 1
CERTOFAMENDMENT.DOC

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Antenna Products, Inc. has caused this certificate to be signed by Gary W. Havener, its President and attested by Clark D. Wraight its Secretary this 20 day of April, 1998.


                                                  Antenna Products, Inc.

                                                  By: /s/Gary W. Havener
                                                      -------------------------
                                                      Gary W. Havener President

ATTEST:

By:  /s/ Clark D. Wraight
   ---------------------------------
      Clark D. Wraight, Secretary























CERTIFICATE OF AMENDMENT
ANTENNA PRODUCTS, INC.
PAGE 2
CERTOFAMENDMENT.DOC                   [Seal of the State of Delaware Office of
                                      Secretary of State, dated First day of
                                      May, A.D. 1998 at 10 O'Clock A.M.]

                                                        STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                     FILED 09:00 AM 03/08/2001
                                                        010116454 - 2279834


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

     Antenna Products, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of Antenna Products, Inc. be amended by changing the first Article thereof so that, as amended, said Article shall be and read as follows:

     1. The name of the corporation is PHAZAR CORP.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice of the adoption of the amendment has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

     FOURTH: That the aforesaid amendment shall be effective upon filing.

     IN WITNESS WHEREOF, said Antenna Products, Inc. has caused this certificate to be signed by Gary W. Havener, its President and attested by Clark D. Wraight its Secretary this 2nd day of February, 2001.

                                                  Antenna Products, Inc.

                                                  By: /s/Gary W. Havener
                                                      -------------------------
                                                      Gary W. Havener President

ATTEST:

By:  /s/ Clark D. Wraight
   ---------------------------------
      Clark D. Wraight, Secretary
                                      [Seal of the State of Delaware Office of
                                      Secretary of State, dated the Eighth day
                                      of March, A.D. 2001 at 9 O'Clock A.M.]